                                                                    EXHIBIT 99.1

                        CYPRESS SEMICONDUCTOR CORPORATION
                           CONSOLIDATED BALANCE SHEET

             (In thousands, except per share data and share amounts)
                                   (Unaudited)

                                     ASSETS

                                              Jan 2, 2000      Jan 3, 1999
Current assets:
Cash and short-term investments ......        $  270,556        $  160,561

Accounts receivable,net ..............           100,114            68,955

Inventories, net .....................            89,432            65,096

Other current assets .................            33,286            14,372

    Total current assets .............           493,388           308,984

Property and equipment, net ..........           357,183           348,936

Long-term investments** ..............           111,324            57,046

Restricted investments** .............            61,198            59,742

Other assets .........................            50,124             8,223

    Total assets .....................        $1,073,217        $  782,931

--------------
** Cash at January 2, 2000 totals $443,078.

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                  Jan 2, 2000     Jan 3, 1999

Current liabilities:
     Accounts payable ......................................................      $   99,531      $   53,932

     Accrued liabilities ...................................................          52,164          33,145

     Deferred income on sales to distributors ..............................          20,760          13,300

     Income taxes payable ..................................................          20,311          13,591

         Total current liabilities .........................................         192,766         113,968

Convertible subordinated note ..............................................         160,000         160,000

Deferred income tax ........................................................          12,093              --

Other long-term debt .......................................................          10,384          10,240

         Total liabilities .................................................         375,243         284,208

Commitments and contingencies Stockholders' equity:

     Preferred stock, $ .01 par value, 5,000 shares authorized;
         none issued and outstanding .......................................              --              --

     Common stock, $ .01 par value, 250,000 share authorized; 115,496 and
         109,586 issued; 110,516 and 102,123 outstanding ...................         453,985         318,098

Retained earnings ..........................................................         243,989         180,625

Total stockholders' equity .................................................         697,974         498,723

         Total liabilities and stockholders' equity ........................      $1,073,217      $  782,931

                        CYPRESS SEMICONDUCTOR CORPORATION
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)

                                                                 THREE MONTHS ENDED
                                                                    (Unaudited)

                                                       Jan 2,          Jan 3,          Oct 3,
                                                        2000            1999            1999
Revenues ......................................      $ 207,876       $ 145,570       $ 184,497

Costs and expenses:

  Costs of revenues ...........................        106,078          95,624          98,528

  Research and development ....................         34,025          30,697          32,021

Selling, general and administrative ...........         31,057          23,075          26,000

Acquisition and merger costs ..................         25,940              --           1,879

Restructuring costs (credits) .................             --              --              --

Total operating costs .........................        197,100         149,396         158,428

Operating Income (loss) .......................         10,776          (3,826)         26,069

Interest expense ..............................         (2,373)         (2,728)         (2,458)

Interest income and other .....................         41,568           5,045           4,196

Income (loss)before income tax ................         49,971          (1,509)         27,807

(Provision)Benefit for income tax .............         (2,498)            243          (1,390)

Net income (loss) .............................      $  47,473       $   1,752       $  26,417

  Basic net income (loss) per share ...........      $    0.43       $    0.02       $    0.25

  Goodwill net of taxes per share .............      $   (0.09)            $--       $    0.01

Restructuring costs (credits)net of taxes
  per share ...................................            $--             $--             $--

Basic earnings (loss) before goodwill
  per share ...................................      $    0.34       $   (0.02)      $    0.26

Diluted net income (loss) per share ...........      $    0.39       $   (0.02)      $    0.23

Goodwill net of taxes per share ...............      $   (0.07)            $--       $    0.01

Restructuring costs (credits)net of taxes
  per share ...................................            $--             $--             $--

                                                       Jan 2,          Jan 3,          Oct 3,
                                                        2000            1999            1999
Diluted earnings (loss) before goodwill
  per share ...................................      $    0.32       $   (0.02)      $    0.24

Shares used in per share calculation:

  Basic .......................................        109,891          96,528         107,508

  Diluted .....................................        126,593          96,528         117,103

                                   YEARS ENDED
                                   (Unaudited)

                                                                 Jan 2,         Jan 3,
                                                                  2000           1999

Revenues ................................................      $ 705,487       $ 554,890

Costs and expenses:

  Costs of revenues .....................................        383,639         409,110

  Research and development ..............................        129,331         114,550

  Selling, general and administrative ...................        105,882          91,017

  Acquisition and merger costs ..........................         37,623              --

  Restructuring costs (credits) .........................         (3,811)         60,737

    Total operating restructuring costs .................        652,664         675,414

  Operating Income (loss) ...............................         52,823        (120,524)

Interest expense ........................................         (9,617)        (11,276)

  Interest income and other .............................         52,665          13,357

  Income (loss)before income tax ........................         95,871        (118,443)

  (Provision)benefit for income tax .....................         (4,817)         13,523

Net income (loss) .......................................      $  91,054       $(104,920)

  Basic net income (loss) per share .....................      $    0.87       $   (1.03)

  Goodwill net of taxes per share .......................      $    0.01             $--

  Restructuring costs (credits)net of taxes
    per share ...........................................      $   (0.03)      $    0.53

  Basic earnings(loss)before goodwill per share .........      $    0.85       $   (0.50)

  Diluted net income (loss) per share ...................      $    0.81       $   (1.03)

  Goodwill net of taxes per share .......................      $    0.01             $--

                                                                 Jan 2,         Jan 3,
                                                                  2000           1999

Restructuring costs (credits) net of taxes per share ....      $   (0.03)      $    0.53

Diluted earnings (loss) before goodwill per share .......      $    0.79       $   (0.50)

Shares used in per share calculation:

  Basic .................................................        104,703         101,944

  Diluted ...............................................        111,735         101,944

                                       -2-